EXHIBIT 31.3

                                 CERTIFICATIONS

I, Walter F. Schneider, certify that:

1. I have  reviewed  this  Amendment  No. 1 to Annual Report on Form 10-K of Del
   Global Technologies Corp.;

2. Based on my knowledge, this report does not contain any untrue statement of a material  fact  or omit  to  state a  material  fact  necessary  to make  the statements  made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3. Based  on  my  knowledge,  the  financial  statements,  and  other  financial information included in this report,  fairly present in all material respects the  financial  condition,  results  of  operations  and  cash  flows  of the registrant as of, and for, the periods presented in this report;

4. The  registrant's  other  certifying  officer(s)  and I are  responsible  for establishing and maintaining  disclosure  controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

(a)  Designed such disclosure controls and procedures, or caused such disclosure controls and  procedures to be designed  under our  supervision,  to ensure that  material  information  relating  to  the  registrant,  including  its consolidated  subsidiaries,  is made  known to us by  others  within  those entities,  particularly  during the  period in which  this  report is being prepared;

(b)  Evaluated the  effectiveness  of the registrant's  disclosure  controls and
     procedures  and  presented  in  this  report  our  conclusions   about  the
     effectiveness of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

(c)  Disclosed in this report any change in the  registrant's  internal  control over financial  reporting that occurred during the registrant's most recent fiscal  quarter (the  registrant's  fourth fiscal quarter in the case of an annual report) that has  materially  affected,  or is reasonably  likely to
     materially  affect,  the  registrant's   internal  control  over  financial
     reporting; and

5. The registrant's other certifying  officer(s) and I have disclosed,  based on our most recent evaluation of internal control over financial  reporting,  to the registrant's  auditors and the audit committee of the registrant's  board of directors (or persons performing the equivalent functions):

(a)  All  significant  deficiencies  and  material  weaknesses  in the design or operation of internal control over financial reporting which are reasonably likely to adversely  affect the  registrant's  ability to record,  process, summarize and report financial information; and

(b)  Any fraud,  whether or not  material,  that  involves  management  or other employees who have a significant role in the registrant's  internal control over financial reporting.

                Date: November 29, 2004             /s/ Walter F. Schneider
                                                    --------------------------
                                                    Walter F. Schneider
                                                    Chief Executive Officer